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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        April 24, 2003 (April 23, 2003)
                Date of Report (Date of Earliest Event Reported)

                                 Gevity HR, Inc.
               (Exact Name of Registrant as Specified in Charter)

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
                Florida                            0-22701                             65-0735612
                -------                            -------                             ----------
(State or Other Jurisdiction of            (Commission File Number)           (IRS Employer Identification
            Incorporation)                                                                  No.)
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                             600 301 Boulevard West
                                    Suite 202
                            Bradenton, Florida 34205
              (Address of Principal Executive Offices and Zip Code)

                                 (941) 748-4540
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         On April 24, 2003, Gevity HR announced the retirement of John E. Panning from his position as Chief Financial Officer and as a director of the Company, effective June 1, 2003. Mr. Panning will continue to be available to the Company to ensure a smooth transaction and to assist with insurance matters and special projects.

         Gevity also announced that Peter Grabowski will succeed Mr. Panning as Senior Vice President and Chief Financial Officer of the Company, and will assume responsibility for the Company's financial portfolio. Mr. Grabowski currently serves as Vice President of Finance and Taxation for Gevity.

         A copy of the press release disclosing the retirement of Mr. Panning and the promotion of Mr. Grabowski is filed as Exhibit 99.1 to this Current Report on Form 8-K. A copy of Mr. Panning's Change of Status and General Release Letter and Mr. Grabowski's Promotion Letter are filed as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

         In addition, the Company announced on April 24, 2003 that a definitive agreement was executed for the sale of $30 million of the Company's newly authorized Series A Convertible Preferred Stock to an investment group led by Frontenac Company LLC. The preferred stock will carry a dividend equal to the greater of 4% per annum or the dividend paid on the common stock on an as converted basis, and will be convertible into common stock at an initial conversion price of $5.44 per share. The issuance of the preferred stock and its conversion into common stock of the company will be submitted to shareholders of the company for their approval. A copy of the press release disclosing the execution of a definitive agreement with Frontenac is attached hereto as Exhibit 99.1.

ITEM 7.       EXHIBITS

         (c)      Exhibits.
                  ---------

   NO.          DESCRIPTION
   ---          -----------
   99.1         Press Release, dated April 24, 2003.

   99.2 Change of Status and General Release Letter from Gevity HR to John E. Panning, dated April 23, 2003.

   99.3         Promotion Letter from Gevity HR to Peter Grabowski, dated April
                23, 2003.

ITEM 9.       REGULATION FD DISCLOSURE

         The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included in this Item 9 in accordance with SEC Release No. 33-8216.

         On April 24, 2003, the Company issued a press release disclosing the announcement of its financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information in this Item 9 of the Current Report on Form 8-K and the text of Exhibit 99.1 attached hereto related to the financial results for the quarter ended March 31, 2003, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 of the Exchange Act regardless of any general incorporation language in such filing.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Date: April 24, 2003

                                              GEVITY HR, INC.


                                              By:      /s/ Gregory M. Nichols
                                                   -----------------------------
                                              Name:    Gregory M. Nichols
                                              Title:   Senior Vice President

                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
------          -----------

99.1            Press Release, dated April 24, 2003.
99.2 Change of Status and General Release Letter from Gevity HR to John E. Panning, dated April 23, 2003.
99.3            Promotion Letter from Gevity HR to Peter Grabowski, dated April
                23, 2003.